Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]

[LOGO]

JP Morgan Technology
& Telecom Conference
May 5, 2004

[GRAPHIC]

Safe Harbor Provision

[LOGO]

During the course of this presentation, we will make projections or other forward-looking statements regarding future events or the future financial performance of the Company.  We wish to caution you that such statements reflect only our current expectations, and that actual events or results may differ materially.

We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s most recent S-3 Registration Statement and Form 10-K.  Such documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements.  We undertake no obligation to update such projections or such forward-looking statements in the future.

Kent Alder

President
and
Chief Executive Officer

Company Overview

TTM is a leading provider of time-critical and technologically complex printed circuit boards to the world’s leading electronic equipment designers and manufacturers

[GRAPHIC]

•                  “Pure Play” printed circuit board (PCB) manufacturer

•                  Focused on time (24 hrs to 10 days) & technology service segments

•                  Three integrated, mission-focused production facilities:

•                  Santa Ana, CA

•                  Redmond, WA

•                  Chippewa Falls, WI

•                  $57.7 million in 1Q 2004 sales

•                  1,609 employees

Investment Highlights

Solid Industry	•	Multiple indicators of sustained demand
Fundamentals	•	Increased capacity utilization leading to price increases

Focused Strategy &	•	Leader in most attractive PCB segments – time & technology
Leading Market Position	•	Mission-focused facilities – speed, flexibility and technology

Demonstrated Execution Excellence	•	Strong relationships with leading OEM and EMS customers
	•	Proven ability to integrate acquisitions
	•	Cross-selling efforts leading to success

Industry Leading	•	Profitable business model across cycle
Financial Performance	•	Strong balance sheet

Market Leadership. . .Focus. . . Execution. .. . Performance

Attractiveness of Time & Technology Strategy

	•	Early access to new customers with high-growth potential
Growth	•	Key supplier to high-growth programs within market leaders
	•	Critical service for new product introduction across multiple industries

Limited Competition	•	Difficult business model to replicate
	•	Significant technology expertise and investment required
	•	Quick-turn, high-mix production subject to less competition

Performance	•	Time & technology focus allows premium pricing
	•	Leads to superior margins and profitability

Consistent Strategic Focus Driving Growth and Profitability

Industry Overview

Industry Dynamics and Key Success Factors

Current Industry Dynamics

•            Continued outlook for solid industry conditions

•             High volume, low-mix, low-technology production transitioning to Asia

•             Significant consolidation of North American capacity

Key Success Factors

•             Capacity in place for complex products and short lead times

•             Focus on quick-turn, high-mix and technology limits foreign competition

•            Well-capitalized firms with targeted strategy gaining share

TTM is Positioned to Capitalize on Industry Trends

End Market Indicators Remain Positive

Electronic Equipment	Favorable
Orders & Inventory	• Early 2004 orders upturn after year-end dip
• Inventories remain low

Infrastructure Spending	Favorable
• Robust Mar ‘04 durable-goods orders
• US purchasing managers index remains strong

Electronics Supply &	Favorable
Manufacturing Business Index	• Remains above “expansionary” level
(formerly EBN’s Electronics Buyers’ Index)	• Leading indicators show steady rather than heated growth

Electronic Equipment	Neutral
Book-to-Bill	• Slipped below parity in Jan and Feb ‘04
• Supply chain inventory remains low

PCB Book-to-Bill	Favorable
• Greater than parity for 11 consecutive months
• TTM Book-to-Bill stronger than broader index

Sources (in order): Department of Commerce; Department of Commerce and Institute for Supply Management; Electronic Supply & Manufacturing;  Department of Commerce; and IPC.

PCB Competitive Landscape

Panel Volume (lots)

High (> 1,000)	• PCs	• Cell phones	• Limited product application
	• Computer peripherals	• Advanced PDAs
	• Automotive	• Power supplies
• Consumer electronics

	• PCs	• Low-end servers	• High-end servers
Medium (100 < 1,000)	• Computer peripherals	• High-end computers	• Telecom infrastructure	TTM focus
• High-end networking

Low (< 100)	• Misc. industrial equipment • Low-end aerospace/defense	• Semicap equipment • Medical equipment • Aerospace/defense • Instrumentation • Industrial equipment	• Specialized communications • High-end aerospace/defense

Quick-Turn

0-8 layers, standard materials	9-15 layers, standard materials	16+ layers, exotic materials

Technology Level

North American PCB Market Overview

•                  $5.3 billion North American PCB market in 2003

•                  Total number of PCB manufacturers has been reduced by approximately 50%

•                  950 companies in 1992 to fewer than 500 in 2003

•                  30 – 40% of PCB capacity has been removed since 2000 peak

•                  Only 7 PCB fabricators with greater than $100 million in 2003 revenue

“Pure Play” Independent	Conglomerates	Integrated EMS
• TTM	• Tyco	• DDi
• Merix		• EIT
• Photocircuits		• Sanmina-SCI

TTM Benefiting from Ongoing Industry Consolidation

Source:   Henderson Ventures; N.T. Information Ltd. (Dr. Hayao Nakahara).  Excludes companies focused on flex circuits.

TTM’s Strategy

TTM’s Strategy

Industry Leading Execution and Financial Results

Strong Long-Term Outlook

Customers / End Markets

•                  Diverse base of industry leading customers

•                  Early access to emerging customers and niche end-markets

•                  Global sales reach

Time

•                  Dedicated ultra-short lead time capability (<24 hours available)

•                  Dedicated, highly flexible, ramp-to-volume production in <10 days

•                  High-mix complex technology production with standard delivery

Financial Strength

•                  Focus on operational excellence

•                  Superior asset management and strong balance sheet

•                  Successful integration of opportunistic acquisitions

Technology

•                  High performance, technologically complex PCBs

•                  Advanced manufacturing processes & technology expertise

•                  Industry leading avg. layer count of 19+ at Chippewa Falls facility

Facility Specialization Strategy

[CHART]

Mission-Focused Facilities – Speed, Flexibility and Technology

Capacity Expansion Plan at Existing Facilities

Chippewa Falls – Phase One
• Approximately 100 additional employees by mid-’04
• 44,000 sq. ft. physical expansion
• Capital equipment and plant expansion ($10mm)
• Additional employees	Santa Ana / Redmond
• Target completion by end of 2004	• Ongoing capacity expansion
55% Expansion	• Capital equipment
• Additional employees
Chippewa Falls – Phase Two
• Capital equipment ($4mm) and staffing only
• Can be completed in 3-6 months
Additional 30% Expansion

Total Post-Expansion Revenue Capacity of $425 million

Price by Delivery Time

[CHART]

Quick-Turn Service Allows Premium Pricing

Revenue By Layer Count

Percentage of Revenue

[CHART]

Continuing to Upgrade Technological Capabilities

Global Sales Reach

[CHART]

Integrated Direct and Rep Network Driving Incremental Sales

Customer Concentration

Percentage of Revenue

[CHART]

Increased Exposure to End Market Leaders

*Pro forma for the acquisition of Power Circuits, which occurred in July 1999.

Revenue Chain

1Q 2004 - % of total production revenues

	End Markets			Customers	Channel

Enterprise I/T	High-End Computing	Networking/ Comms	54%	Top OEM Customers	EMS Providers - 67%

Telecom Service Provider	34%	40%	20%	• Cisco • Hewlett-Packard • IBM • Juniper • Sun Microsystems	• Benchmark • Celestica • Jabil • Plexus • Solectron • Others	TTM Technologies

Other End Markets	Indust./Med. - 13%		26%
	Peripherals - 7%
	Handheld/Other - 6%

				Top 5 = 56% Top 10 = 66%	Shipped OEM-direct 33%

Enterprise IT Spending Primary End Market Driver

Key Customers by End Market

Percentage of Revenue by End Market –1Q 2004

Networking & Communications	40%	[LOGO]

High-End Computing	34%	[LOGO]

Industrial & Medical	13%	[LOGO]

Computer Peripherals	7%	[LOGO]

Handheld & Other	6%	[LOGO]

Leading Positions with Industry Leaders. . ..

Approximately 600 Active Customers

[LOGO]

Delivery of Total TTM Solution

[CHART]

Step 1: ACI acquisition created position as a leading supplier to Cisco for complex PCBs

Step 2: Chippewa Falls’ capabilities and best practices shared w/ Redmond to meet Cisco’s high-mix, mid-volume needs

Step 3: Cisco emerges as a leading proto customer at Santa Ana during Q4

Step 4: Key qualification activities completed and initial orders captured in Q4

Each Facility Delivering Unique Value Proposition to Cisco

Compelling Growth Opportunities

•                  One-stop manufacturing solution with numerous cross-selling opportunities

•                  Quick-turn capabilities for attracting emerging high-growth customers

•                  Leadership in technology and advanced manufacturing processes

•                  Capacity available through low risk, low cost expansion plan

•                  Successful track record of completing and integrating acquisitions

Stacey Peterson

Chief Financial Officer

Annual Sales

Sales ($mm)

[CHART]

Quarterly Sales

Sales ($mm)

[CHART]

Annual EBITDA* and EBITDA* Margin

[CHART]

*                 Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), income taxes, depreciation and amortization.

Quarterly EBITDA* and EBITDA* Margin

[CHART]

*                 Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), income taxes, depreciation and amortization.

Quarterly Results and Estimates

($mm, except per share data)

	2003								2004
	1Q		2Q		3Q		4Q		1Q		2QE
Sales	$39.6		$41.0		$45.3		$54.3		$57.7		$59.0-$62.0

Gross Profit	4.5		6.4		9.5		14.2		17.3

% Margin	11%		16%		21%		26%		30%

Operating Income*	(1.0)		1.0		4.0		7.4		10.7

GAAP EPS	$(0.00)		$0.01		$0.06		$0.11		$0.15		$0.16-$0.18

Operating Cash Flow	$7.8		$6.9		$0.1		$3.8		$7.5

Inventory Turns	14	x	16	x	18	x	19	x	17	x

Guiding For Continued Revenue and Profit Improvement

*Earnings before interest expense (including amortization of debt issuance costs), income taxes and amortization.

Capitalization

($mm)

	12/31/02	12/31/03	3/29/04

Cash & ST Investments	$18.9	$31.7	$37.2

Net Cash	8.9	23.9	29.4

Total Shareholders’ Equity	167.4	178.3	185.7

Total Capitalization	177.4	186.1	193.5

Well-Capitalized for Future Growth

Conclusion

•                  Solid industry fundamentals

•                  Focused strategy and strong market position

•                  Demonstrated execution excellence

•                  Industry leading financial performance

[GRAPHIC]

[LOGO]

Appendix

Appendix

Annual EBITDA Reconciliation

	1998	1999	2000	2001	2002	2003

Net Income (loss)	$8.4	$(0.2)	$28.1	$11.0	$1.6	$7.4
Add back items:
Income taxes	—	—	(5.0)	6.2	(2.3)	3.9
Interest expense	0.9	10.4	12.2	2.6	1.1	0.6
Amortization of debt issuance costs	0.1	0.8	0.7	0.0	0.1	0.1
Depreciation of property, plant, and equipment	3.0	3.6	5.5	8.3	8.8	7.8
Amortization of intangibles	—	2.2	4.8	4.8	1.2	1.3
Amortization of deferred retention bonus	0.1	1.9	5.5	—	—	—
Total Add back items	4.1	18.9	23.7	21.9	8.9	13.7
EBITDA	12.5	18.7	51.8	32.9	10.5	21.1

Quarterly EBITDA Reconciliation

	2002				2003				2004
	1 Q	2 Q	3 Q	4 Q	1 Q	2 Q	3 Q	4 Q	1 Q

Net Income (loss)	$(0.3)	$(1.3)	$(0.4)	$3.5	$(0.2)	$0.4	$2.5	$4.7	$6.5
Add back items:
Income taxes	(0.1)	(0.6)	(0.2)	(1.3)	(0.4)	0.2	1.4	2.8	3.9
Interest expense	0.3	0.3	0.3	0.3	0.2	0.2	0.1	0.1	0.1
Amortization of debt issuance costs	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0
Depreciation of property, plant, and equipment	2.3	2.4	2.1	2.0	1.9	2.0	1.9	2.0	2.0
Amortization of intangibles	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Total Add back items	2.8	2.4	2.5	1.4	2.0	2.7	3.7	5.2	6.3
EBITDA	2.5	1.1	2.1	4.9	1.8	3.1	6.2	9.9	12.8